UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   May 26, 2005
                                                 -----------------------------


   GS Mortgage Securities Corp. (as depositor under the Pooling and Servicing
    Agreement, dated as of May 1, 2005, relating to the GSAMP Trust 2005-AHL,
              Mortgage Pass-Through Certificates, Series 2005-AHL)
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             (Exact name of registrant as specified in its charter)


       Delaware                333-120274-20                  13-3387389
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     (State or other              (Commission              (IRS Employer
     jurisdiction of               File Number)           Identification No.)
      incorporation)


85 Broad Street, New York, New York                              10004
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      (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (212) 902-1000
                                                   -----------------------------



                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
          -------------

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for GSAMP Trust 2005-AHL, Mortgage Pass-Through Certificates, Series 2005-AHL. On May 26, 2005, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as servicer, and Deutsche Bank National Trust Company, as trustee, of GSAMP Trust 2005-AHL, Mortgage Pass-Through Certificates, Series 2005-AHL (the "Certificates"), issued in fifteen classes. The Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class R-1, and Class R-2 Certificates, with an aggregate initial class principal balance of $592,403,200 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of May 23, 2005, by and between the Company and the Underwriter.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

             Item 601(a)
          of Regulation S-K
            Exhibit No.             Description
          ------------------    -----------------

               4 Pooling and Servicing Agreement, dated as of May 1, 2005, by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as servicer, and Deutsche Bank National Trust Company, as trustee.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 9, 2005
                                          GS MORTGAGE SECURITIES CORP.



                                          By:   /s/ Michelle Gill
                                             ------------------------------
                                              Name:   Michelle Gill
                                              Title:  Vice President

                                INDEX TO EXHIBITS


Item  601(a)  of                                                Paper
Regulation  S-K                                                 (P) or
Exhibit No.              Description                            Electronic (E)
-----------              -----------                            --------------

4                        Pooling and Servicing Agreement,           (E)
                         dated as of May 1, 2005, by and
                         among the Company, as depositor,
                         Countrywide Home Loans Servicing
                         LP, as servicer, and Deutsche Bank
                         National Trust Company, as trustee